UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Hong T. Le

American Funds Fundamental Investors

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Fundamental Investors® Annual report for the year ended December 31, 2021

Flexibility can help
uncover value in any
market environment

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of January 31, 2022, was 1.09% for Class F-2 shares and 0.83% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula. The fund’s 12-month distribution rate as of that date was 1.40% for Class F-2 shares and 1.13% for Class A shares. Both Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

13	Financial statements

38	Board of trustees and other officers

Fellow investors:

For the 12 months ended December 31, 2021, Fundamental Investors rose 22.73%. This return includes reinvested dividends and capital gain distributions totaling more than $8.49 a share. Distributions include regular quarterly dividends of approximately 21 cents a share, a more than 26 cents a share special dividend and long-term capital gain payments of about $7.39 a share.

The fund’s results trailed its primary benchmark, the unmanaged S&P 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which climbed 28.71%.

While the fund’s results trailed the return of the S&P 500 in 2021, Fundamental Investors has outpaced the S&P 500 over its lifetime. Although the annual advantages may seem small, when compounded over longer time frames, they have translated into added wealth for long-term investors.

Equity markets continued to set new highs despite uncertainty

At the outset of 2021, the rollout of COVID-19 vaccines gave hope that the pandemic would abate. However, as the year progressed, slow vaccination adoption and new variants of the virus forced many countries and businesses to ease or rethink reopening plans, creating an unsettled environment for global and U.S. markets throughout the year.

Despite this, the U.S. equity market, as measured by the S&P 500 Index, set record highs throughout the year as many companies continued to adapt. Some businesses were able to evolve and thrive from the “new normal” that took hold in 2020. For others, renewed demand as economies reopened – either fully or partially – provided some relief to depressed businesses. Meanwhile, some companies continued to struggle due to structural declines in industries, sustained weakness in demand due to the pandemic, or other external factors.

Equity markets were buoyed by the U.S. Federal Reserve’s accommodative monetary policy through the year. Massive stimulus measures also helped boost market confidence. A $1.9 trillion coronavirus relief package signed in March included direct payments of up to $1,400 to individuals, an extension of unemployment insurance supplements and an expansion of the child tax credit. In November, Congress also passed a $1 trillion infrastructure bill to help upgrade roads, bridges and transit systems.

Results at a glance

For periods ended December 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 8/1/78)[1]

Fundamental Investors (Class F-2 shares)[2]	22.73%	15.89%	15.23%	12.95%
Fundamental Investors (Class A shares)	22.49	15.66	14.99	12.73
Standard & Poor’s 500 Composite Index[3,4]	28.71	18.47	16.55	12.29

[1]	Date Capital Research and Management Company began managing the fund.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Source: S&P Dow Jones Indices LLC.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Fundamental Investors	1

Largest equity holdings

Rank	Company	Percent of net assets
1	Microsoft	5.6%
2	Broadcom	5.1
3	Meta Platforms	2.8
4	Alphabet	2.6
5	Amazon	2.0
6	Philip Morris International	1.8
7	UnitedHealth Group	1.8
8	Netflix	1.7
9	Comcast	1.6
10	Pfizer	1.6

Fund’s top/bottom industries relative to the index

Industry	Relative over or under representation (+/– percent)
Semiconductors & semiconductor equipment	5.3%
Tobacco	3.9
Capital markets	1.7
Health care equipment & supplies	–1.8
Automobiles	–2.3
Technology hardware, storage & peripherals	–6.0

In contrast, issues such as raw materials shortages, semiconductor supply constraints and labor market imbalances created additional obstacles for companies and industries. These obstacles also contributed to a constrained global supply chain which caused price inflation across a variety of industries. In the latter stages of 2021, policymakers suggested some accommodation may be removed in the future as inflation reached new highs while employment remained quite healthy.

Market rotation early in the year gave way to growth surge

In the first quarter of the year, rising interest rates and pent-up demand for travel and leisure activities fueled more value-oriented stocks, resulting in the return of the Russell 1000 Value Index outpacing the Russell 1000 Growth Index by the widest quarterly margin in nearly 20 years. However, growth-oriented stocks reasserted themselves the rest of the year, with several of the mega-cap technology companies helping drive returns.

For the year, the Russell 1000 Growth Index returned 27.60%, modestly outpacing the Russell 1000 Value Index which returned 25.16%. The rotation early in the year and growth surge in subsequent quarters helped reinforce the value of a diversified investment portfolio that has flexibility across investment styles.

Highest convictions reflect the fund’s flexibility

The fund’s portfolio is carefully constructed using bottom-up, fundamental investment research that allows the fund to maintain high-conviction, diversified investments across a variety of industries. Nine of

2	Fundamental Investors

the fund’s 10 largest equity holdings contributed positively to the fund, although several lagged the broader market. Returns for Alphabet (+65.21%), Pfizer (+60.42%), Broadcom (+51.73%), Microsoft (+51.21%) and UnitedHealth Group (+43.19%) outpaced the S&P 500, while Meta Platforms, formerly known as Facebook (+23.13%), Philip Morris International (+14.75%), Netflix (+11.41%) and Amazon (+2.38%) saw positive returns but lagged the broader market. Shares of Comcast (–3.95%) produced negative returns.

The fund’s top 10 holdings include some of the most influential companies in the world, income-generators and businesses that managers feel have the potential for long-term growth. All of the 10 largest holdings are longstanding convictions. Pfizer was the only new entrant to the fund’s top 10 holdings in 2021 compared to the previous year.

Information technology investments contributed to returns, consumer discretionary lagged

Investments in the information technology sector helped the fund’s return relative to the S&P 500 Index. Technology companies were less represented in the fund than in the index, but managers’ selectivity at the industry level, particularly in the semiconductor industry, added to relative returns.

For the last few years, the semiconductor industry has been one the fund’s largest relative overrepresentations compared to the index, with Broadcom — a top-10 holding — and Applied Materials (+83.61%) among top industry holdings. Global technology demand and shortage-induced pricing power helped semiconductor companies produce strong financial results during 2021.

Capital markets is another large overrepresentation. Blackstone (+107.08%) has been additive to the fund as the company’s alternative asset management business has produced sizable gains.

Stock selection in the consumer discretionary and communication services sectors dragged on the fund’s relative results. The absence of several large automobile companies that produced outsized gains for the year hurt the fund’s results relative to the index. In the communication services sector, lower weightings in companies such as Alphabet and larger weightings in shares of stocks like Netflix weighed on relative returns.

Pursuing growth and income with a diversified portfolio

Fundamental Investors seeks a diversified portfolio composed of attractively valued companies with the opportunity for long-term growth of capital and/or income. While the fund’s results lagged the broader market, returns on an absolute basis were strong, coming from a variety of companies across a wide range of industries.

We continue to take a research-driven approach to investing that is mindful of volatility. Portfolio managers also remain sensitive to valuation and concentration risk when evaluating opportunities, especially as several of the stocks that provided notable contributions to the market’s return in 2021 experienced significant price gains without material changes to their underlying fundamentals.

While the equity market sets record highs, portfolio managers continue to find attractive opportunities that we believe will bring long-term value for shareholders. At the end of 2021, Fundamental Investors’ cash and cash equivalent holdings were approximately 1.8% of net assets, which was near decade-lows and well below the 10-year average of 4.5%.

We thank you for your investment in Fundamental Investors and look forward to helping you pursue your investment goals.

Sincerely,

Mark L. Casey
Co-President

Brady L. Enright
Co-President

February 8, 2022

For current information about the fund, visit capitalgroup.com.

Fundamental Investors	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Includes reinvested dividends and reinvested capital gain distributions.
[4]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2021)

	1 year	5 years	10 years
Class F-2 shares	22.73%	15.89%	15.23%
Class A shares*	15.44	14.30	14.31

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratios are 0.38% for Class F-2 shares and 0.59% for Class A shares as of the prospectus dated March 1, 2022 (unaudited).

$2,200,000
1,000,000
100,000
10,000
8,000
Year ended
December 31
1978[5]
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994

4	Fundamental Investors

How a hypothetical $10,000 investment has grown

The chart illustrates how a hypothetical $10,000 investment in Fundamental Investors Class F-2 and Class A shares grew between August 1, 1978 — when Capital Research and Management Company became the fund’s investment adviser — and December 31, 2021. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index fared over this same period.

Fundamental Investors	5

Investment portfolio December 31, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	80.88%
Eurozone*	4.07
United Kingdom	2.77
Canada	2.67
South Korea	1.24
Switzerland	1.21
Sweden	1.00
Taiwan	.92
India	.62
Other countries	2.80
Short-term securities & other assets less liabilities	1.82

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 97.83%	Shares	Value (000)
Information technology 25.24%
Microsoft Corp.	22,721,324	$7,641,636
Broadcom, Inc.	9,957,633	6,625,909
Applied Materials, Inc.	11,106,263	1,747,681
Micron Technology, Inc.	16,150,709	1,504,438
Apple, Inc.	7,188,754	1,276,507
Taiwan Semiconductor Manufacturing Company, Ltd.	43,138,400	958,908
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,350,278	282,762
Arista Networks, Inc.[1]	6,069,857	872,542
ASML Holding NV	965,479	776,803
ASML Holding NV (New York registered) (ADR)	58,589	46,645
TE Connectivity, Ltd.	5,072,417	818,384
Advanced Micro Devices, Inc.[1]	5,655,781	813,867
RingCentral, Inc., Class A1	4,316,206	808,641
Mastercard, Inc., Class A	1,814,217	651,884
KLA Corp.	1,483,203	637,940
SK hynix, Inc.	5,570,200	613,835
Motorola Solutions, Inc.	2,208,825	600,138
Intel Corp.	8,831,644	454,830
NortonLifeLock, Inc.	16,804,015	436,568
MongoDB, Inc., Class A1	799,189	423,051
Texas Instruments, Inc.	1,999,655	376,875
Cisco Systems, Inc.	5,799,000	367,483
Fidelity National Information Services, Inc.	3,355,357	366,237
FleetCor Technologies, Inc.[1]	1,581,159	353,927
STMicroelectronics NV	6,062,629	299,353
Ceridian HCM Holding, Inc.[1]	2,864,155	299,190
Paychex, Inc.	2,166,109	295,674
VeriSign, Inc.[1]	1,102,799	279,912
Samsung Electronics Co., Ltd.	3,789,000	249,572
Zendesk, Inc.[1]	2,278,607	237,636
HubSpot, Inc.[1]	345,940	228,026
MicroStrategy, Inc., Class A1,2	383,998	209,083
Visa, Inc., Class A	932,401	202,061
Wolfspeed, Inc.[1]	1,721,307	192,390
Block, Inc., Class A1	1,188,795	192,002
Automatic Data Processing, Inc.	719,578	177,433
Smartsheet, Inc., Class A1	2,238,614	173,381
SAP SE	1,144,614	162,763
Lam Research Corp.	212,822	153,051
Shopify, Inc., Class A, subordinate voting shares[1]	107,744	148,405
EPAM Systems, Inc.[1]	210,559	140,748
NetApp, Inc.	1,494,303	137,461
ServiceNow, Inc.[1]	204,053	132,453
Adobe, Inc.[1]	200,032	113,430

6	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
LiveRamp Holdings, Inc.[1]	2,295,969	$110,092
PayPal Holdings, Inc.[1]	574,381	108,317
Tokyo Electron, Ltd.	162,300	93,517
Concentrix Corp.	512,975	91,628
Edenred SA	1,904,812	87,981
Amadeus IT Group SA, Class A, non-registered shares[1]	1,188,950	80,730
Keyence Corp.	103,100	64,784
Snowflake, Inc., Class A1	162,043	54,892
Dolby Laboratories, Inc., Class A	409,068	38,951
Alteryx, Inc., Class A1	589,898	35,689
		34,248,096

Health care 11.54%
UnitedHealth Group, Inc.	4,799,313	2,409,927
Pfizer, Inc.	36,894,212	2,178,603
Centene Corp.[1]	22,464,019	1,851,035
Thermo Fisher Scientific, Inc.	2,080,013	1,387,868
Eli Lilly and Company	4,226,985	1,167,578
AstraZeneca PLC	7,740,002	909,149
AstraZeneca PLC (ADR)	716,245	41,721
Abbott Laboratories	4,860,208	684,026
Cigna Corp.	2,767,861	635,584
Molina Healthcare, Inc.[1]	1,401,123	445,669
Edwards Lifesciences Corp.[1]	3,042,862	394,203
Regeneron Pharmaceuticals, Inc.[1]	580,160	366,383
Merck & Co., Inc.	4,000,000	306,560
Novo Nordisk A/S, Class B	2,533,003	285,019
ResMed, Inc.	1,063,977	277,145
Danaher Corp.	672,307	221,196
Agilon Health, Inc.[1]	7,821,951	211,193
Anthem, Inc.	453,167	210,061
Vertex Pharmaceuticals, Inc.[1]	914,282	200,776
Humana, Inc.	390,933	181,338
Ultragenyx Pharmaceutical, Inc.[1]	1,508,289	126,832
Seagen, Inc.[1]	735,380	113,690
Twist Bioscience Corp.[1]	1,262,424	97,699
Zimmer Biomet Holdings, Inc.	716,555	91,031
GlaxoSmithKline PLC	3,876,837	84,306
BeiGene, Ltd. (ADR)[1]	292,068	79,130
Rede D’Or Sao Luiz SA	9,827,058	79,093
Mettler-Toledo International, Inc.[1]	44,754	75,957
NovoCure, Ltd.[1]	883,757	66,352
Gilead Sciences, Inc.	877,849	63,741
Insulet Corp.[1]	206,468	54,935
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	6,731,576	53,920
Carl Zeiss Meditec AG, non-registered shares	249,297	52,465
Notre Dame Intermédica Participações SA	4,645,000	50,328
Incyte Corp.[1]	668,195	49,045
Kronos Bio, Inc.[1,3]	3,132,674	42,573
Tandem Diabetes Care, Inc.[1]	249,121	37,498
Applied Molecular Transport, Inc.[1,3]	2,313,601	32,344
Guardant Health, Inc.[1]	282,958	28,301
Cortexyme, Inc.[1,2]	1,083,613	13,675
		15,657,949

Communication services 11.35%
Meta Platforms, Inc., Class A1	11,310,072	3,804,143
Alphabet, Inc., Class C1	979,012	2,832,859
Alphabet, Inc., Class A1	241,294	699,039
Netflix, Inc.[1]	3,723,536	2,243,207
Comcast Corp., Class A	43,963,918	2,212,704
Charter Communications, Inc., Class A1	1,652,060	1,077,093
Sea, Ltd., Class A (ADR)[1]	2,450,418	548,183
Walt Disney Company[1]	3,490,166	540,592
ZoomInfo Technologies, Inc., Class A1	5,613,232	360,369
Activision Blizzard, Inc.	4,183,125	278,303
T-Mobile US, Inc.[1]	1,874,156	217,365
AT&T, Inc.	5,990,566	147,368

Fundamental Investors	7

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
New York Times Co., Class A	2,115,040	$102,156
Universal Music Group NV	2,572,141	72,565
Tencent Holdings, Ltd.	1,208,000	70,768
Pinterest, Inc., Class A1	1,709,481	62,140
JOYY Inc., Class A (ADR)	1,359,636	61,768
Electronic Arts, Inc.	330,576	43,603
CD Projekt SA	646,164	30,936
Vivendi SE	224,341	3,037
		15,408,198

Consumer discretionary 11.20%
Amazon.com, Inc.[1]	804,458	2,682,337
Home Depot, Inc.	2,568,980	1,066,152
Dollar General Corp.	4,206,873	992,107
Coupang, Inc., Class A1	27,837,058	817,853
Evolution AB	5,696,883	810,886
Restaurant Brands International, Inc.	11,686,255	709,122
Target Corp.	2,599,695	601,673
Prosus NV, Class N	6,369,616	533,225
Booking Holdings, Inc.[1]	212,811	510,583
Dollar Tree Stores, Inc.[1]	2,912,798	409,306
TJX Companies, Inc.	5,358,426	406,812
Caesars Entertainment, Inc.[1]	4,136,900	386,924
McDonald’s Corp.	1,373,763	368,265
Marriott International, Inc., Class A1	2,209,899	365,164
NIKE, Inc., Class B	2,122,209	353,709
Industria de Diseño Textil, SA	10,564,855	343,161
Flutter Entertainment PLC[1]	1,991,680	315,186
YUM! Brands, Inc.	2,069,637	287,390
LVMH Moët Hennessy-Louis Vuitton SE	327,581	271,135
B&M European Value Retail SA	29,746,458	255,269
Domino’s Pizza, Inc.	419,461	236,714
Hilton Worldwide Holdings, Inc.[1]	1,155,919	180,312
Daimler AG1	2,299,603	176,957
Darden Restaurants, Inc.	1,049,085	158,034
Entain PLC[1]	6,914,187	157,507
MercadoLibre, Inc.[1]	116,333	156,863
Galaxy Entertainment Group, Ltd.[1]	29,606,000	153,392
Burlington Stores, Inc.[1]	525,000	153,043
Compagnie Financière Richemont SA, Class A	978,432	147,055
Toll Brothers, Inc.	1,923,230	139,223
Peloton Interactive, Inc., Class A1	3,360,000	120,154
Five Below, Inc.[1]	518,411	107,254
Kering SA	129,490	104,214
Floor & Decor Holdings, Inc., Class A1	796,855	103,599
adidas AG	346,834	99,981
Trainline PLC[1]	22,556,443	85,182
Adient PLC[1]	1,739,234	83,275
Carvana Co., Class A1	335,100	77,673
Lowe’s Companies, Inc.	285,532	73,804
Kindred Group PLC (SDR)	4,278,262	50,991
Lear Corp.	274,981	50,308
Arrival Group[1]	6,384,047	47,370
Farfetch, Ltd., Class A1	1,337,769	44,722
		15,193,886

Financials 10.82%
Blackstone, Inc., nonvoting shares	11,734,702	1,518,353
JPMorgan Chase & Co.	8,602,531	1,362,211
KKR & Co., Inc.	10,679,321	795,609
CME Group, Inc., Class A	2,847,567	650,555
Apollo Asset Management, Inc.	8,958,561	648,869
Bank of America Corp.	14,020,688	623,780
Aon PLC, Class A	1,823,239	547,993
BlackRock, Inc.	588,747	539,033
Intercontinental Exchange, Inc.	3,810,172	521,117
HDFC Bank, Ltd.	22,825,000	454,255
Capital One Financial Corp.	2,917,185	423,254

8	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Citizens Financial Group, Inc.	8,855,791	$418,436
Marsh & McLennan Companies, Inc.	2,296,997	399,264
Sberbank of Russia PJSC (ADR)	23,506,797	377,284
S&P Global, Inc.	787,780	371,777
Chubb, Ltd.	1,917,712	370,713
Synchrony Financial	7,636,075	354,238
Moody’s Corp.	826,383	322,769
First Republic Bank	1,519,699	313,833
Wells Fargo & Company	6,443,104	309,140
Arthur J. Gallagher & Co.	1,751,180	297,123
Citigroup, Inc.	4,790,141	289,277
Blue Owl Capital, Inc., Class A	18,229,761	271,806
Discover Financial Services	2,085,758	241,030
Brookfield Asset Management, Inc., Class A	3,358,176	202,767
Arch Capital Group, Ltd.[1]	4,399,241	195,546
Société Générale	5,320,735	182,972
Kotak Mahindra Bank, Ltd.	7,571,000	182,931
EQT AB	2,855,934	155,815
Truist Financial Corp.	2,503,355	146,571
Ares Management Corp., Class A	1,715,153	139,390
BNP Paribas SA	1,799,690	124,514
OneMain Holdings, Inc.[1]	2,305,793	115,382
W. R. Berkley Corp.	1,399,759	115,326
London Stock Exchange Group PLC	1,110,776	104,192
AXA SA	3,320,000	98,975
AIA Group, Ltd.	9,487,200	95,632
Ping An Insurance (Group) Company of China, Ltd., Class H	11,877,500	85,530
Athene Holding, Ltd., Class A1	966,627	80,549
Toronto-Dominion Bank (CAD denominated)	807,601	61,916
Progressive Corp.	525,000	53,891
Bank of Nova Scotia (CAD denominated)	597,642	42,309
Focus Financial Partners, Inc., Class A1	700,000	41,804
Signature Bank[1]	124,083	40,137
		14,687,868

Industrials 9.10%
CSX Corp.	34,526,252	1,298,187
TransDigm Group, Inc.[1]	1,673,313	1,064,696
Deere & Company	2,150,102	737,249
Union Pacific Corp.	2,648,432	667,220
Honeywell International, Inc.	3,112,048	648,893
Carrier Global Corp.	11,637,415	631,213
ABB, Ltd.	15,115,700	578,949
ITT, Inc.[3]	5,134,682	524,713
Regal Rexnord Corp.	2,785,403	474,020
Norfolk Southern Corp.	1,520,395	452,637
L3Harris Technologies, Inc.	1,703,258	363,203
Airbus SE, non-registered shares[1]	2,692,040	344,371
Emerson Electric Co.	3,561,298	331,094
Northrop Grumman Corp.	728,801	282,097
Rockwell Automation	793,381	276,771
Caterpillar, Inc.	1,330,771	275,124
Waste Connections, Inc.	1,968,462	268,242
TFI International, Inc. (CAD denominated)	2,249,557	252,298
Lockheed Martin Corp.	644,905	229,206
Raytheon Technologies Corp.	2,593,433	223,191
Nidec Corp.	1,866,588	219,389
Siemens AG1	939,838	163,368
Boeing Company[1]	707,878	142,510
Safran SA	1,144,710	140,308
Lifco AB, Class B	4,358,648	130,573
Schneider Electric SE1	660,000	129,588
Storskogen Group AB, Class B1	19,103,844	128,857
LIXIL Corp.	4,574,300	121,883
United Parcel Service, Inc., Class B	530,598	113,728
Compagnie de Saint-Gobain SA, non-registered shares	1,599,724	112,683
Jacobs Engineering Group, Inc.	799,862	111,365
IMCD NV	498,035	110,397

Fundamental Investors	9

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Dun & Bradstreet Holdings, Inc.[1]	4,782,714	$97,998
FTI Consulting, Inc.[1]	579,234	88,866
AMETEK, Inc.	601,953	88,511
Zurn Water Solutions Corp.	2,328,290	84,750
BWX Technologies, Inc.	1,769,181	84,708
United Rentals, Inc.[1]	249,957	83,058
MTU Aero Engines AG	356,525	72,819
Shoals Technologies Group, Inc., Class A1	2,369,591	57,581
ASSA ABLOY AB, Class B	1,743,962	53,306
DSV A/S	194,233	45,421
Daimler Truck Holding AG1	1,149,801	42,269
		12,347,310

Consumer staples 8.42%
Philip Morris International, Inc.	25,695,211	2,441,045
Altria Group, Inc.	42,679,181	2,022,566
British American Tobacco PLC	41,181,832	1,523,699
British American Tobacco PLC (ADR)	1,038,635	38,855
Nestlé SA	6,502,967	909,502
Keurig Dr Pepper, Inc.	17,228,635	635,047
Conagra Brands, Inc.	18,580,603	634,528
Mondelez International, Inc.	7,971,625	528,598
Constellation Brands, Inc., Class A	2,028,403	509,068
Archer Daniels Midland Company	5,932,977	401,010
Procter & Gamble Company	2,036,262	333,092
Bunge, Ltd.	3,299,431	308,035
Walgreens Boots Alliance, Inc.	3,799,345	198,174
Anheuser-Busch InBev SA/NV	3,070,315	185,859
Walmart, Inc.	1,080,000	156,265
Shop Apotheke Europe NV, non-registered shares[1,3]	1,175,886	151,680
ITC, Ltd.	38,035,066	111,569
Reckitt Benckiser Group PLC (ADR)	6,017,162	105,300
Church & Dwight Co., Inc.	877,783	89,973
Kraft Heinz Company	2,061,171	73,996
General Mills, Inc.	1,051,879	70,876
		11,428,737

Materials 3.66%
Vale SA, ordinary nominative shares (ADR)	28,261,178	396,222
Vale SA, ordinary nominative shares	18,291,000	256,008
Eastman Chemical Company	4,378,143	529,361
Dow, Inc.	8,853,336	502,161
Grupo México, SAB de CV, Series B	110,430,100	481,566
Corteva, Inc.	7,318,738	346,030
Barrick Gold Corp.	17,031,450	323,598
Wheaton Precious Metals Corp.	7,498,142	321,895
Air Products and Chemicals, Inc.	908,621	276,457
First Quantum Minerals, Ltd.	10,853,129	259,713
Royal Gold, Inc.	2,274,591	239,310
Linde PLC	599,897	207,822
Sherwin-Williams Company	524,073	184,557
Rio Tinto PLC	2,394,543	158,556
Franco-Nevada Corp.	1,023,823	141,593
LyondellBasell Industries NV	1,214,473	112,011
Asian Paints, Ltd.	2,142,500	97,503
PPG Industries, Inc.	369,210	63,667
CCL Industries, Inc., Class B, nonvoting shares	1,157,433	62,065
		4,960,095

Energy 3.04%
Canadian Natural Resources, Ltd. (CAD denominated)	18,483,129	780,998
ConocoPhillips	8,050,547	581,088
Exxon Mobil Corp.	8,878,555	543,279
EOG Resources, Inc.	4,688,988	416,523
Baker Hughes Co., Class A	14,504,723	348,984
Pioneer Natural Resources Company	1,807,792	328,801
TC Energy Corp. (CAD denominated)	6,871,815	319,593
Coterra Energy, Inc.	11,357,657	215,795

10	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Chevron Corp.	1,517,334	$178,059
Chesapeake Energy Corp.	2,600,000	167,752
Equitrans Midstream Corp.	10,251,739	106,003
Valero Energy Corp.	1,345,909	101,091
DT Midstream, Inc.	621,232	29,807
Lundin Energy AB1	36,315	1,304
		4,119,077

Utilities 1.89%
AES Corp.	22,558,516	548,172
CenterPoint Energy, Inc.	11,077,922	309,185
Evergy, Inc.	3,680,444	252,515
Edison International	3,554,104	242,568
Enel SpA	29,835,597	239,337
CMS Energy Corp.	3,371,995	219,348
National Grid PLC	14,443,216	207,187
Exelon Corp.	3,544,721	204,743
Ørsted AS	866,846	110,837
Sempra Energy	770,583	101,933
NextEra Energy, Inc.	997,728	93,148
Brookfield Infrastructure Partners LP	573,384	34,898
		2,563,871

Real estate 1.57%
Crown Castle International Corp. REIT	3,888,505	811,687
VICI Properties, Inc. REIT	13,830,214	416,428
Gaming and Leisure Properties, Inc. REIT	7,420,155	361,065
Equinix, Inc. REIT	293,471	248,229
UDR, Inc. REIT	2,851,948	171,088
Digital Realty Trust, Inc. REIT	361,051	63,859
K-Fast Holding AB, Class B1	3,113,539	29,977
KE Holdings, Inc., Class A (ADR)[1]	658,500	13,249
Shimao Group Holdings, Ltd.	14,557,500	9,521
		2,125,103

Total common stocks (cost: $73,397,606,000)		132,740,190

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 2023[1]	179,683	197

Total rights & warrants (cost: $0)		197

Convertible stocks 0.35%
Information technology 0.22%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	141,316	293,286

Financials 0.09%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 2023[2]	1,268,873	118,196

Utilities 0.04%
AES Corp., convertible preferred units, 6.875% 2024	640,442	61,482

Total convertible stocks (cost: $273,715,000)		472,964

Short-term securities 1.74%
Money market investments 1.71%
Capital Group Central Cash Fund 0.09%[3,4]	23,250,796	2,325,312

Fundamental Investors	11

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.03%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[4,5]	18,067,115	$18,067
Capital Group Central Cash Fund 0.09%[3,4,5]	170,361	17,038
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[4,5]	1,216,983	1,217
		36,322

Total short-term securities (cost: $2,361,417,000)		2,361,634
Total investment securities 99.92% (cost: $76,032,738,000)		135,574,985
Other assets less liabilities 0.08%		114,880

Net assets 100.00%		$135,689,865

Investments in affiliates3

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)
Common stocks 0.55%
Health care 0.05%
Kronos Bio, Inc.[1]	$—	$88,318	$178	$(14)	$(45,553)	$42,573	$—
Applied Molecular Transport, Inc.[1]	65,542	7,410	309	123	(40,422)	32,344	—
Allakos, Inc.[1,6]	481,945	13,234	53,781	(224,922)	(216,476)	—	—
Cortexyme, Inc.[1,2,6]	30,137	31,173	11,807	(19,448)	(16,380)	—	—
GW Pharmaceuticals PLC (ADR)[1,6]	230,820	—	430,382	195,041	4,521	—	—
						74,917
Industrials 0.39%
ITT, Inc.	—	472,966	863	74	52,536	524,713	3,112
Consumer staples 0.11%
Shop Apotheke Europe NV, non-registered shares[1]	64,638	212,025	629	62	(124,416)	151,680	—
Total common stocks						751,310
Short-term securities 1.72%
Money market investments 1.71%
Capital Group Central Cash Fund 0.09%[4]	2,361,500	10,372,379	10,408,539	159	(187)	2,325,312	1,651
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 0.09%[4,5]	—	17,0387				17,038	—	[8]
Total short-term securities						2,342,350
Total 2.27%				$(48,925)	$(386,377)	$3,093,660	$4,763

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $39,518,000, which represented .03% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Rate represents the seven-day yield at 12/31/2021.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Unaffiliated issuer at 12/31/2021.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

SDR = Swedish Depositary Receipts

See notes to financial statements.

12	Fundamental Investors

Financial statements

Statement of assets and liabilities at December 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $39,518 of investment securities on loan):
Unaffiliated issuers (cost: $72,780,075)	$132,481,325
Affiliated issuers (cost: $3,252,663)	3,093,660	$135,574,985
Cash		3,559
Cash denominated in currencies other than U.S. dollars (cost: $419)		419
Cash collateral received for securities on loan		4,035
Receivables for:
Sales of investments	94,709
Sales of fund’s shares	85,035
Dividends	205,353
Securities lending income	1
Other	900	385,998
		135,968,996
Liabilities:
Collateral for securities on loan		40,357
Payables for:
Purchases of investments	6,246
Repurchases of fund’s shares	144,556
Investment advisory services	26,920
Services provided by related parties	24,666
Trustees’ deferred compensation	4,644
Non-U.S. taxes	29,912
Other	1,830	238,774
Net assets at December 31, 2021		$135,689,865

Net assets consist of:
Capital paid in on shares of beneficial interest		$73,894,479
Total distributable earnings		61,795,386
Net assets at December 31, 2021		$135,689,865

See notes to financial statements.

Fundamental Investors	13

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2021 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,787,062 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$70,645,822	930,066		$75.96
Class C	1,722,652	22,815		75.51
Class T	13	—	*	75.93
Class F-1	2,316,329	30,514		75.91
Class F-2	14,148,596	186,380		75.91
Class F-3	10,052,003	132,414		75.91
Class 529-A	3,814,666	50,322		75.81
Class 529-C	133,240	1,756		75.90
Class 529-E	104,841	1,385		75.73
Class 529-T	20	—	*	75.93
Class 529-F-1	13	—	*	75.73
Class 529-F-2	303,113	3,991		75.95
Class 529-F-3	14	—	*	75.95
Class R-1	113,655	1,505		75.51
Class R-2	792,551	10,510		75.41
Class R-2E	103,564	1,372		75.47
Class R-3	1,898,443	25,069		75.73
Class R-4	1,821,240	24,042		75.75
Class R-5E	551,131	7,274		75.77
Class R-5	1,186,274	15,605		76.02
Class R-6	25,981,685	342,042		75.96

*	Amount less than one thousand.

See notes to financial statements.

14	Fundamental Investors

Financial statements (continued)

Statement of operations for the year ended December 31, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $51,556; also includes $4,763 from affiliates)	$2,360,005
Securities lending income (net of fees)	4,182
Interest	3,875	$2,368,062
Fees and expenses*:
Investment advisory services	305,112
Distribution services	219,515
Transfer agent services	73,748
Administrative services	38,334
Reports to shareholders	2,225
Registration statement and prospectus	1,423
Trustees’ compensation	1,252
Auditing and legal	204
Custodian	4,813
Other	2,673
Total fees and expenses before waiver/reimbursement	649,299
Less waiver/reimbursement of fees and expenses:
Investment advisory services waiver	113
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		649,186
Net investment income		1,718,876

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,255):
Unaffiliated issuers	11,550,341
Affiliated issuers	(48,925)
In-kind redemptions	201,062
Currency transactions	1,005	11,703,483
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $23,100):
Unaffiliated issuers	12,651,731
Affiliated issuers	(386,377)
Currency translations	(1,001)	12,264,353
Net realized gain and unrealized appreciation		23,967,836

Net increase in net assets resulting from operations		$25,686,712

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

Fundamental Investors	15

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31,
	2021	2020
Operations:
Net investment income	$1,718,876	$1,595,075
Net realized gain	11,703,483	3,782,868
Net unrealized appreciation	12,264,353	9,474,995
Net increase in net assets resulting from operations	25,686,712	14,852,938

Distributions paid to shareholders	(13,995,644)	(3,132,095)

Net capital share transactions	8,178,328	(4,417,779)

Total increase in net assets	19,869,396	7,303,064

Net assets:
Beginning of year	115,820,469	108,517,405
End of year	$135,689,865	$115,820,469
See notes to financial statements.
16	Fundamental Investors

Notes to financial statements

1. Organization

American Funds Fundamental Investors (the “trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Fundamental Investors	17

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

18	Fundamental Investors

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At December 31, 2021, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Fundamental Investors	19

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

20	Fundamental Investors

As of December 31, 2021, the total value of securities on loan was $39,518,000, and the total value of collateral received includes cash of $40,357,000 and U.S. government securities of less than $1,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2021, the fund recognized $20,759,000 in reclaims (net of $680,000 in fees and the effect of realized gain or loss from currency translations) and $3,795,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2021, the fund reclassified $691,848,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$307,744
Undistributed long-term capital gains	2,092,598
Post-October capital loss deferral[1]	(28,501)
Gross unrealized appreciation on investments	60,862,582
Gross unrealized depreciation on investments	(1,412,193)
Net unrealized appreciation on investments	59,450,389
Cost of investments	76,124,596

[1]	This deferral is considered incurred in the subsequent year.

Fundamental Investors	21

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2021				Year ended December 31, 2020
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid
Class A	$819,778		$6,419,669	$7,239,447	$902,306		$690,446		$1,592,752
Class C	7,838		159,570	167,408	14,955		23,616		38,571
Class T	—	[2]	1	1	—	[2]	—	[2]	—	[2]
Class F-1	26,727		216,918	243,645	38,141		30,455		68,596
Class F-2	190,478		1,282,648	1,473,126	193,513		129,288		322,801
Class F-3	144,351		906,530	1,050,881	145,972		93,395		239,367
Class 529-A	42,500		344,904	387,404	45,940		34,880		80,820
Class 529-C	539		12,560	13,099	1,485		3,945		5,430
Class 529-E	970		9,732	10,702	1,235		1,140		2,375
Class 529-T	—	[2]	2	2	—	[2]	—	[2]	—	[2]
Class 529-F-1	—	[2]	1	1	1,930		2,506		4,436
Class 529-F-2[3]	3,908		26,823	30,731	1,814		—		1,814
Class 529-F-3[3]	—	[2]	1	1	—	[2]	—		—	[2]
Class R-1	486		10,709	11,195	950		1,557		2,507
Class R-2	3,459		73,079	76,538	6,137		8,709		14,846
Class R-2E	752		9,660	10,412	1,097		1,167		2,264
Class R-3	16,555		177,220	193,775	23,128		22,756		45,884
Class R-4	21,220		169,158	190,378	28,378		22,602		50,980
Class R-5E	8,276		56,936	65,212	6,904		4,744		11,648
Class R-5	17,802		112,079	129,881	22,874		15,677		38,551
Class R-6	370,731		2,331,074	2,701,805	371,495		236,958		608,453
Total	$1,676,370		$12,319,274	$13,995,644	$1,808,254		$1,323,841		$3,132,095

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.229% on such assets in excess of $89 billion. On September 14, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective December 1, 2021, decreasing the annual rate to 0.228% and 0.227% on daily net assets in excess of $115 billion and $144 billion, respectively. CRMC waived investment advisory services fees of $113,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $305,112,000 were reduced to $304,999,000, both of which were equivalent to an annualized rate of 0.239% of average daily net assets.

22	Fundamental Investors

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Fundamental Investors	23

For the year ended December 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$164,520	$44,299		$20,001		Not applicable
Class C	17,099	1,136		514		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	5,952	2,905		714		Not applicable
Class F-2	Not applicable	13,544		3,935		Not applicable
Class F-3	Not applicable	127		2,794		Not applicable
Class 529-A	8,336	2,177		1,068		$2,111
Class 529-C	1,384	88		42		84
Class 529-E	511	31		31		61
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	152		81		159
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	1,156	111		35		Not applicable
Class R-2	5,767	2,631		231		Not applicable
Class R-2E	621	209		31		Not applicable
Class R-3	9,542	2,835		572		Not applicable
Class R-4	4,627	1,841		555		Not applicable
Class R-5E	Not applicable	825		173		Not applicable
Class R-5	Not applicable	616		370		Not applicable
Class R-6	Not applicable	221		7,187		Not applicable
Total class-specific expenses	$219,515	$73,748		$38,334		$2,415

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,252,000 in the fund’s statement of operations reflects $473,000 in current fees (either paid in cash or deferred) and a net increase of $779,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,044,347,000 and $1,165,506,000, respectively, which generated $479,610,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2021.

24	Fundamental Investors

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$4,037,931	53,384	$7,118,564	95,848		$(7,194,644)	(95,174)	$3,961,851	54,058
Class C	182,055	2,419	166,833	2,261		(463,707)	(6,164)	(114,819)	(1,484)
Class T	—	—	—	—		—	—	—	—
Class F-1	111,653	1,484	241,805	3,256		(801,609)	(10,717)	(448,151)	(5,977)
Class F-2	2,639,525	34,849	1,433,099	19,306		(2,657,058)	(35,157)	1,415,566	18,998
Class F-3	1,634,182	21,634	1,045,606	14,084		(1,753,290)	(23,235)	926,498	12,483
Class 529-A	312,260	4,127	387,334	5,226		(428,658)	(5,667)	270,936	3,686
Class 529-C	21,270	281	13,092	177		(59,912)	(790)	(25,550)	(332)
Class 529-E	7,520	100	10,705	144		(19,013)	(252)	(788)	(8)
Class 529-T	—	—	2	—	[2]	—	—	2	— [2]
Class 529-F-1	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-2	59,331	780	30,715	414		(41,635)	(549)	48,411	645
Class 529-F-3	—	—	1	—	[2]	—	—	1	— [2]
Class R-1	10,449	139	11,144	151		(31,985)	(424)	(10,392)	(134)
Class R-2	110,630	1,474	76,493	1,038		(195,652)	(2,619)	(8,529)	(107)
Class R-2E	16,303	221	10,411	141		(32,121)	(431)	(5,407)	(69)
Class R-3	229,697	3,059	193,470	2,613		(562,144)	(7,453)	(138,977)	(1,781)
Class R-4	206,232	2,735	190,341	2,569		(606,511)	(8,047)	(209,938)	(2,743)
Class R-5E	258,904	3,527	65,210	881		(241,663)	(3,191)	82,451	1,217
Class R-5	109,737	1,461	129,798	1,745		(429,209)	(5,705)	(189,674)	(2,499)
Class R-6	3,694,739	48,766	2,686,657	36,167		(3,756,560)	(49,487)	2,624,836	35,446
Total net increase (decrease)	$13,642,418	180,440	$13,811,281	186,021		$(19,275,371)	(255,062)	$8,178,328	111,399

See end of table for footnotes.

Fundamental Investors	25

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$3,693,583	63,532		$1,564,823		26,638		$(7,476,986)	(128,585)	$(2,218,580)	(38,415)
Class C	194,230	3,386		38,353		652		(768,266)	(13,162)	(535,683)	(9,124)
Class T	—	—		—		—		—	—	—	—
Class F-1	219,773	3,791		67,464		1,155		(761,519)	(13,157)	(474,282)	(8,211)
Class F-2	2,368,919	40,342		312,251		5,335		(3,041,000)	(52,827)	(359,830)	(7,150)
Class F-3	1,408,140	24,069		237,677		4,065		(1,777,869)	(30,698)	(132,052)	(2,564)
Class 529-A	416,367	7,016		80,801		1,373		(426,980)	(7,143)	70,188	1,246
Class 529-C	24,042	409		5,427		94		(240,423)	(4,071)	(210,954)	(3,568)
Class 529-E	7,485	126		2,374		41		(17,205)	(289)	(7,346)	(122)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	31,453	542		4,436		80		(224,413)	(3,785)	(188,524)	(3,163)
Class 529-F-2[3]	204,994	3,419		1,814		26		(6,653)	(99)	200,155	3,346
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	13,558	240		2,513		43		(48,037)	(794)	(31,966)	(511)
Class R-2	118,650	2,032		14,841		251		(210,277)	(3,587)	(76,786)	(1,304)
Class R-2E	19,697	341		2,263		39		(24,268)	(409)	(2,308)	(29)
Class R-3	234,556	4,009		45,820		780		(595,894)	(10,053)	(315,518)	(5,264)
Class R-4	221,075	3,797		50,965		872		(573,960)	(9,727)	(301,920)	(5,058)
Class R-5E	82,456	1,390		11,646		199		(97,877)	(1,659)	(3,775)	(70)
Class R-5	128,184	2,165		38,534		661		(390,008)	(6,533)	(223,290)	(3,707)
Class R-6	2,683,376	47,347		606,137		10,355		(2,894,831)	(48,648)	394,682	9,054
Total net increase (decrease)	$12,070,548	207,953		$3,088,139		52,659		$(19,576,466)	(335,226)	$(4,417,779)	(74,614)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $31,412,397,000 and $35,491,999,000, respectively, during the year ended December 31, 2021.

26	Fundamental Investors

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2021	$69.15	$.96	$14.18	$15.14	$(.94)	$(7.39)	$(8.33)	$75.96	22.49%	$70,646		.59%		.59%		1.26%
12/31/2020	62.02	.89	8.05	8.94	(1.03)	(.78)	(1.81)	69.15	14.95	60,572		.61		.61		1.48
12/31/2019	52.29	.98	13.30	14.28	(.94)	(3.61)	(4.55)	62.02	27.61	56,715		.61		.61		1.65
12/31/2018	62.21	1.01	(5.19)	(4.18)	(.99)	(4.75)	(5.74)	52.29	(6.60)	47,045		.59		.59		1.61
12/31/2017	54.44	.93	11.65	12.58	(.91)	(3.90)	(4.81)	62.21	23.37	53,885		.60		.60		1.55
Class C:
12/31/2021	68.77	.38	14.11	14.49	(.36)	(7.39)	(7.75)	75.51	21.59	1,723		1.34		1.34		.51
12/31/2020	61.66	.45	8.01	8.46	(.57)	(.78)	(1.35)	68.77	14.08	1,671		1.35		1.35		.76
12/31/2019	52.00	.52	13.23	13.75	(.48)	(3.61)	(4.09)	61.66	26.66	2,061		1.37		1.37		.89
12/31/2018	61.88	.50	(5.15)	(4.65)	(.48)	(4.75)	(5.23)	52.00	(7.35)	1,996		1.39		1.39		.81
12/31/2017	54.18	.45	11.58	12.03	(.43)	(3.90)	(4.33)	61.88	22.37	2,535		1.40		1.40		.75
Class T:
12/31/2021	69.12	1.13	14.19	15.32	(1.12)	(7.39)	(8.51)	75.93	22.78 [5]	—	[6]	.36	[5]	.36	[5]	1.49	[5]
12/31/2020	62.02	1.04	8.02	9.06	(1.18)	(.78)	(1.96)	69.12	15.22 [5]	—	[6]	.36	[5]	.36	[5]	1.74	[5]
12/31/2019	52.28	1.12	13.32	14.44	(1.09)	(3.61)	(4.70)	62.02	27.95 [5]	—	[6]	.37	[5]	.37	[5]	1.90	[5]
12/31/2018	62.20	1.14	(5.19)	(4.05)	(1.12)	(4.75)	(5.87)	52.28	(6.41)[5]	—	[6]	.38	[5]	.38	[5]	1.82	[5]
12/31/2017[7,8]	57.85	.81	8.30	9.11	(.86)	(3.90)	(4.76)	62.20	15.96 [5,9]	—	[6]	.39	[5,10]	.39	[5,10]	1.80	[5,10]
Class F-1:
12/31/2021	69.10	.91	14.18	15.09	(.89)	(7.39)	(8.28)	75.91	22.42	2,316		.65		.65		1.20
12/31/2020	61.98	.87	8.03	8.90	(1.00)	(.78)	(1.78)	69.10	14.89	2,522		.65		.65		1.45
12/31/2019	52.26	.94	13.29	14.23	(.90)	(3.61)	(4.51)	61.98	27.53	2,771		.66		.66		1.60
12/31/2018	62.17	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.26	(6.67)	2,352		.67		.67		1.52
12/31/2017	54.41	.88	11.65	12.53	(.87)	(3.90)	(4.77)	62.17	23.27	2,970		.67		.67		1.47
Class F-2:
12/31/2021	69.11	1.12	14.17	15.29	(1.10)	(7.39)	(8.49)	75.91	22.73	14,149		.38		.38		1.47
12/31/2020	62.00	1.02	8.03	9.05	(1.16)	(.78)	(1.94)	69.11	15.20	11,567		.39		.39		1.71
12/31/2019	52.27	1.10	13.30	14.40	(1.06)	(3.61)	(4.67)	62.00	27.87	10,821		.40		.40		1.86
12/31/2018	62.19	1.13	(5.19)	(4.06)	(1.11)	(4.75)	(5.86)	52.27	(6.43)	8,654		.41		.41		1.80
12/31/2017	54.43	1.00	11.68	12.68	(1.02)	(3.90)	(4.92)	62.19	23.57	7,688		.42		.42		1.68
Class F-3:
12/31/2021	69.11	1.20	14.17	15.37	(1.18)	(7.39)	(8.57)	75.91	22.86	10,052		.28		.28		1.58
12/31/2020	62.00	1.08	8.03	9.11	(1.22)	(.78)	(2.00)	69.11	15.32	8,288		.29		.29		1.81
12/31/2019	52.27	1.17	13.29	14.46	(1.12)	(3.61)	(4.73)	62.00	28.01	7,595		.30		.30		1.97
12/31/2018	62.19	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.27	(6.34)	5,448		.31		.31		1.89
12/31/2017[7,11]	56.55	1.11	9.52	10.63	(1.09)	(3.90)	(4.99)	62.19	19.08 [9]	5,541		.31	[10]	.31	[10]	1.96	[10]
Class 529-A:
12/31/2021	69.02	.93	14.16	15.09	(.91)	(7.39)	(8.30)	75.81	22.46	3,815		.63		.63		1.22
12/31/2020	61.92	.86	8.02	8.88	(1.00)	(.78)	(1.78)	69.02	14.88	3,219		.65		.65		1.43
12/31/2019	52.21	.94	13.28	14.22	(.90)	(3.61)	(4.51)	61.92	27.53	2,810		.67		.67		1.60
12/31/2018	62.12	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.21	(6.68)	2,304		.67		.67		1.53
12/31/2017	54.37	.88	11.64	12.52	(.87)	(3.90)	(4.77)	62.12	23.28	2,533		.67		.67		1.47

See end of table for footnotes.

Fundamental Investors	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2021	$69.09	$.35	$14.17	$14.52	$(.32)	$(7.39)	$(7.71)	$75.90	21.52%		$133		1.38%		1.38%		.46%
12/31/2020	61.90	.46	8.03	8.49	(.52)	(.78)	(1.30)	69.09	14.05		144		1.40		1.40		.78
12/31/2019	52.19	.50	13.27	13.77	(.45)	(3.61)	(4.06)	61.90	26.59		350		1.41		1.41		.84
12/31/2018	62.08	.48	(5.18)	(4.70)	(.44)	(4.75)	(5.19)	52.19	(7.39)		340		1.43		1.43		.76
12/31/2017	54.31	.41	11.62	12.03	(.36)	(3.90)	(4.26)	62.08	22.32		430		1.45		1.45		.69
Class 529-E:
12/31/2021	68.96	.75	14.14	14.89	(.73)	(7.39)	(8.12)	75.73	22.16		105		.86		.86		.99
12/31/2020	61.85	.73	8.03	8.76	(.87)	(.78)	(1.65)	68.96	14.65		96		.87		.87		1.23
12/31/2019	52.16	.81	13.26	14.07	(.77)	(3.61)	(4.38)	61.85	27.24		94		.89		.89		1.37
12/31/2018	62.06	.81	(5.17)	(4.36)	(.79)	(4.75)	(5.54)	52.16	(6.88)		82		.90		.90		1.29
12/31/2017	54.33	.74	11.62	12.36	(.73)	(3.90)	(4.63)	62.06	22.97		93		.91		.91		1.24
Class 529-T:
12/31/2021	69.13	1.10	14.17	15.27	(1.08)	(7.39)	(8.47)	75.93	22.69	[5]	—	[6]	.41	[5]	.41	[5]	1.44	[5]
12/31/2020	62.02	1.00	8.04	9.04	(1.15)	(.78)	(1.93)	69.13	15.17	[5]	—	[6]	.41	[5]	.41	[5]	1.68	[5]
12/31/2019	52.28	1.09	13.31	14.40	(1.05)	(3.61)	(4.66)	62.02	27.86	[5]	—	[6]	.42	[5]	.42	[5]	1.85	[5]
12/31/2018	62.20	1.10	(5.18)	(4.08)	(1.09)	(4.75)	(5.84)	52.28	(6.46)[5]		—	[6]	.44	[5]	.44	[5]	1.76	[5]
12/31/2017[7,8]	57.85	.78	8.30	9.08	(.83)	(3.90)	(4.73)	62.20	15.90	[5,9]	—	[6]	.45	[5,10]	.45	[5,10]	1.75	[5,10]
Class 529-F-1:
12/31/2021	68.95	1.06	14.16	15.22	(1.05)	(7.39)	(8.44)	75.73	22.68	[5]	—	[6]	.45	[5]	.45	[5]	1.40	[5]
12/31/2020	61.85	.97	8.05	9.02	(1.14)	(.78)	(1.92)	68.95	15.19	[5]	—	[6]	.42	[5]	.42	[5]	1.66	[5]
12/31/2019	52.15	1.08	13.27	14.35	(1.04)	(3.61)	(4.65)	61.85	27.84		196		.43		.43		1.83
12/31/2018	62.07	1.10	(5.19)	(4.09)	(1.08)	(4.75)	(5.83)	52.15	(6.48)		149		.44		.44		1.76
12/31/2017	54.34	1.01	11.62	12.63	(1.00)	(3.90)	(4.90)	62.07	23.53		137		.45		.45		1.69
Class 529-F-2:
12/31/2021	69.14	1.12	14.17	15.29	(1.09)	(7.39)	(8.48)	75.95	22.73		303		.39		.39		1.47
12/31/2020[7,12]	59.63	.19	9.87	10.06	(.55)	—	(.55)	69.14	16.87	[9]	231		.07	[9]	.07	[9]	.29	[9]
Class 529-F-3:
12/31/2021	69.13	1.16	14.19	15.35	(1.14)	(7.39)	(8.53)	75.95	22.81		—	[6]	.35		.33		1.52
12/31/2020[7,12]	59.63	.20	9.86	10.06	(.56)	—	(.56)	69.13	16.88	[9]	—	[6]	.09	[9]	.06	[9]	.30	[9]
Class R-1:
12/31/2021	68.77	.36	14.11	14.47	(.34)	(7.39)	(7.73)	75.51	21.55		114		1.37		1.37		.48
12/31/2020	61.65	.42	8.02	8.44	(.54)	(.78)	(1.32)	68.77	14.05		113		1.39		1.39		.71
12/31/2019	52.00	.50	13.23	13.73	(.47)	(3.61)	(4.08)	61.65	26.60		132		1.40		1.40		.86
12/31/2018	61.88	.49	(5.16)	(4.67)	(.46)	(4.75)	(5.21)	52.00	(7.38)		128		1.41		1.41		.78
12/31/2017	54.18	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.88	22.37		160		1.41		1.41		.74

See end of table for footnotes.

28	Fundamental Investors

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2021	$68.70	$.37	$14.08	$14.45	$(.35)	$(7.39)	$(7.74)	$75.41	21.54%	$792	1.37%	1.37%	.48%
12/31/2020	61.61	.43	8.01	8.44	(.57)	(.78)	(1.35)	68.70	14.06	729	1.38	1.38	.72
12/31/2019	51.97	.51	13.22	13.73	(.48)	(3.61)	(4.09)	61.61	26.62	734	1.40	1.40	.87
12/31/2018	61.86	.49	(5.15)	(4.66)	(.48)	(4.75)	(5.23)	51.97	(7.37)	658	1.41	1.41	.79
12/31/2017	54.16	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.86	22.39	797	1.40	1.40	.74
Class R-2E:
12/31/2021	68.75	.58	14.10	14.68	(.57)	(7.39)	(7.96)	75.47	21.89	104	1.08	1.08	.77
12/31/2020	61.67	.60	8.01	8.61	(.75)	(.78)	(1.53)	68.75	14.39	99	1.08	1.08	1.01
12/31/2019	52.02	.69	13.23	13.92	(.66)	(3.61)	(4.27)	61.67	26.99	91	1.09	1.09	1.17
12/31/2018	61.92	.69	(5.16)	(4.47)	(.68)	(4.75)	(5.43)	52.02	(7.08)	65	1.11	1.11	1.10
12/31/2017	54.24	.64	11.58	12.22	(.64)	(3.90)	(4.54)	61.92	22.74	56	1.10	1.10	1.06
Class R-3:
12/31/2021	68.96	.70	14.14	14.84	(.68)	(7.39)	(8.07)	75.73	22.08	1,898	.93	.93	.92
12/31/2020	61.84	.70	8.03	8.73	(.83)	(.78)	(1.61)	68.96	14.58	1,851	.93	.93	1.17
12/31/2019	52.15	.77	13.27	14.04	(.74)	(3.61)	(4.35)	61.84	27.17	1,986	.94	.94	1.31
12/31/2018	62.05	.78	(5.18)	(4.40)	(.75)	(4.75)	(5.50)	52.15	(6.95)	1,880	.96	.96	1.24
12/31/2017	54.31	.71	11.63	12.34	(.70)	(3.90)	(4.60)	62.05	22.93	2,360	.95	.95	1.19
Class R-4:
12/31/2021	68.97	.92	14.16	15.08	(.91)	(7.39)	(8.30)	75.75	22.45	1,821	.63	.63	1.22
12/31/2020	61.87	.88	8.01	8.89	(1.01)	(.78)	(1.79)	68.97	14.92	1,847	.63	.63	1.47
12/31/2019	52.17	.95	13.28	14.23	(.92)	(3.61)	(4.53)	61.87	27.57	1,970	.64	.64	1.62
12/31/2018	62.07	.96	(5.17)	(4.21)	(.94)	(4.75)	(5.69)	52.17	(6.65)	1,879	.65	.65	1.54
12/31/2017	54.33	.89	11.63	12.52	(.88)	(3.90)	(4.78)	62.07	23.30	2,523	.65	.65	1.49
Class R-5E:
12/31/2021	68.99	1.10	14.14	15.24	(1.07)	(7.39)	(8.46)	75.77	22.71	551	.42	.42	1.45
12/31/2020	61.90	.99	8.02	9.01	(1.14)	(.78)	(1.92)	68.99	15.14	418	.43	.43	1.67
12/31/2019	52.19	1.09	13.28	14.37	(1.05)	(3.61)	(4.66)	61.90	27.85	379	.43	.43	1.84
12/31/2018	62.12	1.14	(5.22)	(4.08)	(1.10)	(4.75)	(5.85)	52.19	(6.45)	255	.45	.45	1.86
12/31/2017	54.38	1.02	11.64	12.66	(1.02)	(3.90)	(4.92)	62.12	23.54	16	.44	.44	1.70
Class R-5:
12/31/2021	69.19	1.15	14.21	15.36	(1.14)	(7.39)	(8.53)	76.02	22.81	1,186	.33	.33	1.52
12/31/2020	62.08	1.06	8.03	9.09	(1.20)	(.78)	(1.98)	69.19	15.25	1,253	.33	.33	1.77
12/31/2019	52.33	1.13	13.33	14.46	(1.10)	(3.61)	(4.71)	62.08	27.95	1,354	.34	.34	1.91
12/31/2018	62.25	1.16	(5.19)	(4.03)	(1.14)	(4.75)	(5.89)	52.33	(6.37)	1,326	.35	.35	1.84
12/31/2017	54.47	1.07	11.67	12.74	(1.06)	(3.90)	(4.96)	62.25	23.68	2,041	.35	.35	1.79
Class R-6:
12/31/2021	69.14	1.20	14.19	15.39	(1.18)	(7.39)	(8.57)	75.96	22.87	25,982	.28	.28	1.58
12/31/2020	62.04	1.08	8.03	9.11	(1.23)	(.78)	(2.01)	69.14	15.30	21,200	.28	.28	1.80
12/31/2019	52.30	1.17	13.31	14.48	(1.13)	(3.61)	(4.74)	62.04	28.01	18,458	.29	.29	1.98
12/31/2018	62.22	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.30	(6.33)	13,670	.30	.30	1.90
12/31/2017	54.45	1.10	11.66	12.76	(1.09)	(3.90)	(4.99)	62.22	23.72	12,701	.30	.30	1.84

See end of table for footnotes.

Fundamental Investors	29

Financial highlights (continued)

	Year ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[13]	25%	48%	40%	34%	29%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See end of table for footnotes.

30	Fundamental Investors

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Fundamental Investors:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Fundamental Investors, the portfolio constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 8, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

Fundamental Investors	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2021, through December 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	Fundamental Investors

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,074.00	$3.08	.59%
Class A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class C – actual return	1,000.00	1,070.05	6.94	1.33
Class C – assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class T – actual return	1,000.00	1,075.24	1.83	.35
Class T – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class F-1 – actual return	1,000.00	1,073.75	3.35	.64
Class F-1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 – actual return	1,000.00	1,075.04	1.99	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	1,075.64	1.46	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,073.85	3.29	.63
Class 529-A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-C – actual return	1,000.00	1,069.66	7.20	1.38
Class 529-C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class 529-E – actual return	1,000.00	1,072.41	4.49	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	1,074.94	2.09	.40
Class 529-T – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-F-1 – actual return	1,000.00	1,074.76	2.35	.45
Class 529-F-1 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-2 – actual return	1,000.00	1,075.15	2.04	.39
Class 529-F-2 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-3 – actual return	1,000.00	1,075.45	1.73	.33
Class 529-F-3 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-1 – actual return	1,000.00	1,069.83	7.10	1.36
Class R-1 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2 – actual return	1,000.00	1,069.84	7.10	1.36
Class R-2 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2E – actual return	1,000.00	1,071.22	5.59	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	1,072.26	4.81	.92
Class R-3 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-4 – actual return	1,000.00	1,073.91	3.24	.62
Class R-4 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E – actual return	1,000.00	1,074.95	2.20	.42
Class R-5E – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-5 – actual return	1,000.00	1,075.53	1.67	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	1,075.75	1.46	.28
Class R-6 – assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Fundamental Investors	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2021:

Long-term capital gains	$12,397,740,000
Qualified dividend income	100%
Section 163(j) interest dividends	$4,652,000
Corporate dividends received deduction	$1,547,242,000
U.S. government income that may be exempt from state taxation	$527,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

34	Fundamental Investors

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2022. The agreement was amended to add additional advisory fee breakpoints for when the fund’s net assets exceed $115 billion and $144 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2021. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Fundamental Investors	35

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, since 2019, CRMC has borne the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

36	Fundamental Investors

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

Fundamental Investors	37

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Mary Anne Dolan, 1947 Chair of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2010	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI - Bone, Inc.; Sutro Biopharma, Inc.
Yvonne L. Greenstreet, 1962	2019	President and Chief Operating Officer, Alnylam Pharmaceuticals, Inc.; Founder and former Managing Director, Highgate LLC (consulting)	3	Argenx (a global immunology company); Pacira, Inc. (pharmaceuticals)
Linda Griego, 1947	2015	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	1998	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Martin E. Koehler, 1957	2021	Independent management consultant	6	None
Sharon I. Meers, 1965	2017	Co-Founder, Plenish Health (a women’s telehealth company); former Senior Director, Head of Strategic Partnerships, eBay Enterprise	7	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	Bunge Limited (agricultural business and food company)
Christopher E. Stone, 1956	2010	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None

Interested trustees[5,6]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Brady L. Enright, 1967 Co-President and Trustee	2015	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]	3	None
Anne-Marie Peterson, 1972 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 39 for footnotes.

38	Fundamental Investors

Other officers[6]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark L. Casey, 1970 Co-President	2008	Partner — Capital International Investors, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7];
		Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Julian N. Abdey, 1972 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company
Paul Benjamin, 1979 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Mathews Cherian, 1967 Senior Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company
Julie E. Lawton, 1973 Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Hong T. Le, 1978 Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company
Zarouhi M. Chavdarian, 1993 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016-2018, 2020	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Fundamental Investors	39

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40	Fundamental Investors

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Fundamental Investors	41

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42	Fundamental Investors

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Fundamental Investors	43

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

44	Fundamental Investors

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

FI

Registrant:

a) Audit Fees:
Audit	2020	206,000
	2021	100,000

b) Audit-Related Fees:
	2020	19,000
	2021	19,000

c) Tax Fees:
	2020	18,000
	2021	12,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,477,000
	2021	1,427,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	40,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,554,000 for fiscal year 2020 and $1,460,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: February 28, 2022

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 28, 2022